FIRST AMENDMENT OF PURCHASE AND SALE AGREEMENT
AND JOINT ESCROW INSTRUCTIONS
THIS FIRST AMENDMENT OF PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is made and shall be effective this 18TH day of November, 2013, by and between the following entities:

“Seller”:	CASTLE FAMILY LLC, a Hawaii limited liability company (“Castle Family”);
CASTLE 1974 LLC, a Hawaii limited liability company (“Castle 1974);
CASTLE RESIDUARY LLC, a Hawaii limited liability company (“Castle Residuary”); and
CASTLE KAOPA LLC, a Hawaii limited liability company (“Castle Kaopa”); and

“Buyer”:	ALEXANDER & BALDWIN, INC., a Hawaii corporation.

W I T N E S S E T H:
WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions October 18, 2013 (the “Purchase Agreement”), pursuant to which Seller agreed to sell and Buyer agreed to purchase the Property more particularly described in the Purchase Agreement; and
WHEREAS, Seller and Buyer desire to amend the terms of the Purchase Agreement as set forth below;
NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:
1.Confirmation of Defined Terms. Unless modified herein, all terms previously defined and capitalized in the Purchase Agreement shall hold the same meaning for the purposes of this Amendment.
2.Due Diligence Expiration Date. The Due Diligence Expiration Date under Section 1.36 of the Purchase Agreement is hereby changed from November 18, 2013, to November 19, 2013. As a consequence, the Due Diligence Period under the Purchase Agreement shall end at 5:00 p.m. Hawaii Standard Time on November 19, 2013.
3.Effectiveness and Limitations. This Amendment shall not be effective unless both Seller and Buyer have duly executed and delivered this Amendment. If such execution and delivery occurs, the Purchase Agreement shall be deemed amended in accordance with this Amendment with

First Amendment to Foundation PSA v1 (SI 11.17.2013).docx
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the same force and effect as if provisions of this Amendment had originally been set forth in the Purchase Agreement. This Amendment shall be limited precisely as written and shall not otherwise be deemed to constitute a consent to or any waiver or modification of any other terms or provisions of the Purchase Agreement. Except as otherwise amended by this Amendment, all provisions of the Purchase Agreement are ratified, confirmed and shall remain in full force and effect.
4.Execution, Counterparts, Facsimile or Electronic. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement. Any execution by electronic or facsimile signature shall be acceptable and binding on the party giving such execution. If this Amendment is executed by any party by electronic or facsimile signature, the original hard copy of such electronic or facsimile signature page shall be promptly sent to the other party by courier mail for attachment to the other party’s form of agreement in replacement of the electronic or facsimile page.
IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.
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SELLER:

CASTLE FAMILY LLC By Kaneohe Ranch Management Limited Its Manager By /s/ H. Mitchell D'Olier H. Mitchell D’Olier Its President By /s/ Carlton K.C. Au Carlton K.C. Au Its Vice President & Treasurer	CASTLE 1974 LLC By Kaneohe Ranch Management Limited Its Manager By /s/ Mitchell D'Olier H. Mitchell D’Olier Its President By /s/ Carlton K.C. Au Carlton K.C. Au Its Vice President & Treasurer
CASTLE RESIDUARY LLC By Kaneohe Ranch Management Limited Its Manager By /s/ H. Mitchell D'Olier H. Mitchell D’Olier Its President By /s/ Carlton K.C. Au Carlton K.C. Au Its Vice President & Treasurer	CASTLE KAOPA LLC By Kaneohe Ranch Management Limited Its Manager By /s/ H. Mitchell D'Olier H. Mitchell D’Olier Its President By /s/ Carlton K.C. Au Carlton K.C. Au Its Vice President & Treasurer

BUYER:
ALEXANDER & BALDWIN, INC. By /s/ Christopher J. Benjamin Name: Christopher J. Benjamin Title: President By /s/ Alyson J. Nakamura Name: Alyson J. Nakamura Title: Secretary

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